                                                                    EXHIBIT 10.1












                                     BY-LAWS

                                       OF

                               VENATOR GROUP, INC.
























                                                    Amended as of April 11, 2001
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
                                      INDEX
                                                                                                                Page
                                                                                                                ----
ARTICLE I..............................................................................................           1
           Meetings of Shareholders....................................................................           1
ARTICLE II.............................................................................................           4
           Board of Directors .........................................................................           4
ARTICLE III............................................................................................           6
           Committees..................................................................................           6
ARTICLE IV.............................................................................................           8
           Officers....................................................................................           8
           Chairman of the Board.......................................................................           8
           Vice Chairmen of the Board..................................................................           9
           President...................................................................................           9
           Chief Executive Officer.....................................................................           9
           Chief Operating Officer.....................................................................           9
           Executive Vice Presidents, Senior Vice Presidents and Other Vice Presidents.................           9
           Chief Accounting Officer....................................................................           10
           Treasurer...................................................................................           10
           Secretary...................................................................................           10
           Powers of Officers Regulated ...............................................................           10
ARTICLE V..............................................................................................           11
           Execution of Contracts......................................................................           11
ARTICLE VI ............................................................................................           11
           Capital Stock ..............................................................................           11
ARTICLE VII............................................................................................           12
           Corporate Seal..............................................................................           12
ARTICLE VIII...........................................................................................           12
           Fiscal Year.................................................................................           12
ARTICLE IX.............................................................................................           12
           Indemnification of Directors, Officers and Others...........................................           12
ARTICLE X..............................................................................................           14
           Amendments..................................................................................           14

                                     BY-LAWS

                                       OF

                               VENATOR GROUP, INC.

                           ---------------------------


                                    ARTICLE I

                            MEETINGS OF SHAREHOLDERS



         SECTION 1. Any meeting of the shareholders may be held at such place within or without the United States, and at such hour, as shall be fixed by the Board of Directors and stated in the notice of meeting, or, if not so fixed, at the office of the Corporation in the State of New York at 10:00 A.M.

         SECTION 2. The annual meeting of shareholders shall be held on such day and at such time as may be fixed by the Board of Directors for the election of directors and the transaction of other business.

         SECTION 3. A special meeting of the shareholders may be held whenever called in writing by the Secretary upon the direction of the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Executive Officer, or a majority of the entire Board of Directors. At any such special meeting only such business may be transacted which is related to the purpose or purposes set forth in the notice required by Section 5 of Article I.

                  A special meeting may be cancelled by resolution of the Board of Directors.

         SECTION 4. For the purpose of determining the shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, the Board of Directors may fix, in advance, a date as the record date for such determination of shareholders. Such date shall not be more than 60 nor less than 10 days before the date of such meeting. When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

         SECTION 5. Notice of any meeting of shareholders may be written or electronic. The notice shall state the place, date and hour of any meeting of shareholders and, unless it is the annual meeting, shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. Notice of a special meeting shall also state the


                                       1
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purpose or purposes for which the meeting is called. If, at any meeting, action is proposed to be taken which would, if taken, entitle shareholders to demand payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect. Notice of any meeting shall be given, not more than 60 nor less than 10 days before the date of the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice is given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at his or her address as it appears on the record of shareholders, or, if he or she shall have filed with the Secretary a written request that notices be mailed to some other address, then such notice shall be directed to him or her at such other address. If transmitted electronically, such notice is given when directed to the shareholder's electronic mail address as supplied by the shareholder to the Secretary or as otherwise directed pursuant to the shareholder's authorization or instructions. An affidavit of the Secretary or other person giving the notice or of a transfer agent of the Corporation that the notice required by this section has been given shall, in the absence of fraud, be prima facie evidence of the facts therein stated.

                  When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date.

         SECTION 6. A list of shareholders as of the record date, certified by the officer of the Corporation responsible for its preparation or by a transfer agent of the Corporation, shall be produced at any meeting of shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

         SECTION 7. The holders of a majority of the votes of shares entitled to vote thereat shall constitute a quorum at a meeting of shareholders for the transaction of any business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholder. The shareholders present may adjourn the meeting despite the absence of a quorum.

         SECTION 8. Every shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him or her by proxy executed in writing (or in such manner permitted by law) by the shareholder or his or her attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by the New York Business Corporation Law.

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         SECTION 9. At all meetings of shareholders the Chairman of the Board shall preside; and in his or her absence a Vice Chairman of the Board, the President or such other officer or director as may be appointed by the Board of Directors shall preside; and in the absence of any such officer, a chairman appointed by the shareholders present shall preside. The Secretary or an Assistant Secretary shall act as secretary at all meetings of the shareholders, but in the absence of the Secretary or an Assistant Secretary the presiding officer may appoint any person to act as secretary of such meeting.

         SECTION 10. The Board of Directors, in advance of any meeting of shareholders, shall appoint one or more inspectors to act at the meeting or at any adjournment thereof. If inspectors are not so appointed or if such persons are unable to act at the meeting, the person presiding at the meeting shall appoint one or more inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.

         SECTION 11. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report, in writing, of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

         SECTION 12. Every shareholder of record shall be entitled at every meeting of shareholders to one vote for every share standing in his or her name on the record date on the record of shareholders.

         SECTION 13. (1) At any annual meeting of shareholders, only such business shall be transacted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of the meeting given by or at the direction of the Board of Directors (including, if so specified, any shareholder proposal submitted pursuant to the rules and regulations of the Securities and Exchange Commission), (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the meeting in accordance with the procedure set forth in the following paragraph, by a shareholder of the Corporation entitled to vote at such meeting.

                  For business to be brought by a shareholder before an annual meeting of shareholders pursuant to clause (iii) above, the shareholder must have given written notice thereof to the Secretary of the Corporation, such notice to be received at the principal executive offices of the Corporation not less than 90 nor more than 120 calendar days prior

-----------------------------
(1)  AMENDED EFFECTIVE 7/1/01.



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to the one-year anniversary of the date of the annual meeting of shareholders for the previous year; provided, however, that if the annual meeting of shareholders is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder must be received at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which the Corporation's notice of the date of meeting is first given or made to the shareholders or disclosed to the general public (which disclosure may be effected by means of a publicly available filing with the Securities and Exchange Commission), whichever occurs first. A shareholder's notice to the Secretary shall set forth, as to each matter the shareholder proposes to bring before the annual meeting, (i) a brief description of the business proposed to be brought before the annual meeting and of the reasons for bringing such business before the annual meeting and, if such business includes a proposal to amend either the Certificate of Incorporation or these By-laws, the text of the proposed amendment, (ii) the name and record address of the shareholder proposing such business, (iii) the number of shares of each class of stock of the Corporation that are beneficially owned by such shareholder, (iv) any material interest of the shareholder in such business being proposed, and (v) such other information relating to the proposal that is required to be disclosed in solicitations pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission or other applicable law.

                  Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at an annual meeting of shareholders except in accordance with the procedures set forth in this Section 13; provided, however, that nothing in this Section 13 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting of shareholders in accordance with such procedures and any rules of order established by the chairman of the meeting of shareholders. The chairman of the meeting of shareholders shall, if the facts warrant, determine and declare at the meeting that the business was not properly brought before the meeting in accordance with the provisions of this Section 13, and, if he should so determine, he shall so declare to the meeting that any such business not properly brought before the annual meeting shall not be transacted.

                                   ARTICLE II

                               BOARD OF DIRECTORS

         SECTION 1. The number of directors constituting the entire Board of Directors shall be not less than 9 or more than 17, the exact number of directors to be determined from time to time by resolution adopted by a majority of the entire Board of Directors. At each annual meeting of shareholders, directors shall be elected to hold office by a plurality of the votes cast.

         SECTION 2. (2) Nominations for election to the Board of Directors of the Corporation at a meeting of shareholders may be made by the Board of Directors, on behalf of the Board of Directors by any nominating committee appointed by such Board, or


-----------------------------
(2)   AMENDED EFFECTIVE 7/1/01.


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by any shareholder of the Corporation entitled to vote for the election of directors at such meeting. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation, and received by the Secretary not less than 90 nor more than 120 calendar days prior to the one-year anniversary of the date of the annual meeting of shareholders for the previous year; provided, however, that if the annual meeting of shareholders is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which the Corporation's notice of the date of meeting is first given or made to the shareholders or disclosed to the general public (which disclosure may be effected by means of a publicly available filing with the Securities and Exchange Commission), whichever occurs first. Each such notice shall set forth:
(a) the name and address of the shareholder who intends to make the nomination,
(b) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (c) the principal occupation or employment of each proposed nominee, (d) the number of shares of stock of the Corporation which are beneficially owned by each such proposed nominee and by the nominating shareholder, (e) any other information concerning the proposed nominee that must be disclosed of nominees in proxy solicitations for elections of directors pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission or other applicable law, and (f) the executed consent of each proposed nominee to serve as director of the Corporation if so elected, together with an undertaking, executed by such proposed nominee, to furnish to the Corporation any information it may request upon the advice of counsel for the purpose of determining such proposed nominee's eligibility to serve as a director.

                  The chairman of the meeting of shareholders may, if the facts warrant, determine that a nomination was not made in compliance with the foregoing procedures, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

         SECTION 3. The Board of Directors or any committee thereof may hold its meetings in such place or places within or without the State of New York as the Board of Directors may, from time to time, determine. Any one or more or all of the members of the Board of Directors, or any committee thereof, may participate in any meeting of the Board or of any committee thereof by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         SECTION 4. Regular meetings of the Board of Directors shall be held in accordance with the schedule adopted each year by the Board of Directors, or on such other day or at such other time or place as the Board of Directors may, from time to time, determine. No notice shall be required for any such regular meeting of the Board of Directors; provided, however, that the Secretary shall forthwith give notice of any change

                                       5
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in the place, day or time for holding regular meetings of the Board of Directors by mailing a notice thereof to each director.

         SECTION 5. At the first meeting of the Board of Directors held after each annual meeting of shareholders, the Board shall (a) elect the executive officers of the Corporation, such executive officers to hold office until the first meeting of the Board of Directors following the next annual meeting of the shareholders, and (b) designate an Executive Committee and such other committees as the Board of Directors deems appropriate.

         SECTION 6. Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Executive Officer or a majority of the entire Board.

         SECTION 7. Any notice of a meeting of directors required to be given shall be mailed to each director at least two days before the day on which such meeting is to be held, or shall be sent by telegraph, telex, cable, wireless, telecopy or electronic mail, or be delivered personally or by telephone, at least 24 hours before the time at which such meeting is to be held. Notice need not be given to any director who submits a signed waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice.

         SECTION 8. A notice, or waiver of notice, need not specify the purpose (other than to amend these By-laws) of any regular or special meeting of the Board of Directors.

         SECTION 9. At all meetings of the Board of Directors, the Chairman of the Board, a Vice Chairman of the Board, the President, or such other officer or director as may be appointed by the Board, shall preside.

         SECTION 10. One-third of the entire Board of Directors shall constitute a quorum for the transaction of business. Except as otherwise provided in these By-laws, the vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of any adjournment of any meeting of the Board of Directors to another time or place shall be given to the directors who were not present at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.


                                   ARTICLE III

                                   COMMITTEES

         SECTION 1. The Board of Directors, by resolution adopted by a majority of the entire Board, may designate not less than three of its members who, with the Chairman of the Board, shall constitute an Executive Committee. During intervals between meetings of the Board of Directors, the Executive Committee shall possess, and may exercise, all of the powers of the Board (except as otherwise provided in this Article III) in the management


                                       6
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of the business of the Corporation, in all cases in which specific directions shall not have been given by the Board of Directors.

         SECTION 2. The Chairman of the Board shall be the chairman of the Executive Committee, and the Secretary of the Corporation shall be the secretary of such committee, or in his or her absence any Assistant Secretary who shall have been designated by the Board of Directors to perform the duties of the Secretary. All acts and resolutions of the Executive Committee shall be recorded in the minute book and reported to the Board of Directors at its next succeeding regular meeting and shall be subject to the approval of, or revision by, the Board, but no acts or rights of third parties shall be affected by any such revision. The presence of a majority of the members of the Executive Committee shall be necessary to constitute a quorum. The affirmative vote of a majority of the members of the Executive Committee shall be necessary for the adoption of any resolution. The members of the Executive Committee who are not full-time employees of the Corporation shall receive such compensation for their services as shall, from time to time, be fixed by the Board.

         SECTION 3. The Board of Directors, by resolution adopted by a majority of the entire Board, may appoint a Compensation and Management Resources Committee consisting of three or more directors who are not employees of the Corporation. All compensation paid or payable to officers of the Corporation shall be fixed by the Compensation and Management Resources Committee.

         SECTION 4. From time to time the Board of Directors, by resolution adopted by a majority of the entire Board, may appoint any other committee or committees, each consisting of three or more directors or officers, with such powers as shall be specified in the resolution of appointment.

         SECTION 5. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member or members at any meeting of such committee.

         SECTION 6. Each committee shall serve at the pleasure of the Board of Directors. The designation of any such committee and the delegation thereto of authority shall not alone relieve any director of his or her duty to the Corporation under the New York Business Corporation Law.

         SECTION 7. No committee shall have authority as to the following matters:

                  (a) The submission to shareholders of any action that needs shareholders' approval under the New York Business Corporation Law;

                  (b) The filling of vacancies in the Board of Directors or in any committee;

                  (c) The fixing of compensation of the directors for serving on the Board of Directors or on any committee;

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
                  (d) The amendment or repeal of any By-law, or the adoption of any new By-law; or

                  (e) The amendment or repeal of any resolution of the Board of Directors which, by the terms of such resolution, shall not be so amendable or repealable.

         SECTION 8. Subject to any requirements of these By-laws, each committee shall establish its own organization, fix its own rules of procedure and meet as ordered by the Board of Directors.


                                   ARTICLE IV

                                    OFFICERS

         SECTION 1. The officers of the Corporation shall be elected by the Board of Directors, and may consist of a Chairman of the Board, a Chief Executive Officer, a President, a Chief Operating Officer, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more other Vice Presidents, a Chief Accounting Officer, a Treasurer and a Secretary. The Board of Directors may also elect, as an officer of the Corporation, one or more Vice Chairmen of the Board. The Board of Directors may appoint one or more Assistant Treasurers or Assistant Secretaries and such other officers as shall be deemed necessary, who shall perform such duties as may, from time to time, be prescribed by the Board of Directors. Any two or more offices may be held by the same person, and no officer, except the Chairman of the Board need be a director.

                  All officers elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the entire Board. All other officers, agents and employees shall hold office at the discretion of the committee or of the officer appointing them. The removal of an officer without cause shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not, of itself, create contract rights.

                  The Board of Directors may require any officer to give security for the faithful performance of his or her duties.

                              CHAIRMAN OF THE BOARD

         SECTION 2. The Chairman of the Board shall preside at all meetings of shareholders, the Board of Directors, and the Executive Committee. He or she shall perform all duties and hold all positions prescribed by these By-laws and shall perform such other duties as may be assigned to him or her by the Board.

                           VICE CHAIRMEN OF THE BOARD

         SECTION 3. Vice Chairmen of the Board shall perform all duties and hold all positions prescribed by these By-laws and shall have such other powers and shall perform such other duties as may be assigned them by the Board. In case of the absence or disability of the Chairman of the Board, the duties of the office of Chairman of the Board shall be performed by a Vice Chairman of the Board, unless and until the Board of Directors shall otherwise direct.

                                    PRESIDENT

         SECTION 4. The President shall perform all duties and hold all positions prescribed by these By-laws and shall have such other powers and shall perform such other duties as may be assigned to him or her by the Board. In case of the absence or disability of the Chairman of the Board and any Vice Chairman of the Board, the duties of the office of Chairman of the Board shall be performed by the President unless and until the Board of Directors shall direct otherwise.

                             CHIEF EXECUTIVE OFFICER

         SECTION 5. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall perform all duties and hold all positions prescribed by these By-laws and shall perform all other duties incidental to such office. He or she shall keep the Chairman of the Board and the Board of Directors fully informed and shall freely consult with the Chairman of the Board and the Board of Directors concerning the business of the Corporation.

                             CHIEF OPERATING OFFICER

         SECTION 6. The Chief Operating Officer shall be the chief operating officer of the Corporation, and shall perform all duties and hold all positions prescribed by these By-laws and shall have such other powers and shall perform such other duties as may be assigned to him or her by the Board.

                           EXECUTIVE VICE PRESIDENTS,
                             SENIOR VICE PRESIDENTS
                                       AND
                              OTHER VICE PRESIDENTS

         SECTION 7. Each Executive Vice President, each Senior Vice President and each other Vice President shall have such powers and shall perform such duties as may be assigned to him or her by the Board of Directors.

                            CHIEF ACCOUNTING OFFICER

         SECTION 8. The Chief Accounting Officer shall be the principal accounting officer of the Corporation and shall be designated the "principal accounting officer" for purposes for the Corporation's filings with the Securities and Exchange Commission. He or she shall be responsible for the systems of financial control, the maintenance of accounting records, the preparation of the financial statements of the Corporation. He or she shall prepare and submit regular reports to the Board of Directors when and as desired. He or she shall perform all duties incident to the office of Chief Accounting Officer and such additional duties as may be assigned to him or her by the Board of Directors, the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Executive Officer, or the Chief Operating Officer.


                                    TREASURER

         SECTION 9. The Treasurer shall have the custody of all the funds and securities of the Corporation; and he or she may endorse on behalf of the Corporation for collection all checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such banks or depositories as the Board of Directors may designate. He or she may sign vouchers, receipts, checks, drafts, notes and orders for the payment of money and may pay out and dispose of the same under the direction of the Board of Directors, the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Executive Officer, or the Chief Operating Officer. The Treasurer shall perform all the duties incident to the office of Treasurer and shall perform such additional duties as may be assigned to him or her by the Board of Directors, the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Executive Officer, or the Chief Operating Officer. He or she shall give such security for the faithful performance of his or her duties as the Board of Directors may determine.

                                    SECRETARY

         SECTION 10. The Secretary shall keep the minutes of all meetings of the Board of Directors, the minutes of all meetings of the shareholders, and the minutes of the proceedings of all committees of which he or she shall act as secretary, in books provided for such purpose. He or she shall have charge of the certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors may direct, all of which shall, at all reasonable times during business hours, be open to the examination of any director. The Secretary shall, in general, perform all duties incident to the office of Secretary, subject to the control of the Board of Directors.

                          POWERS OF OFFICERS REGULATED

         SECTION 11. The Board of Directors may, from time to time, extend or restrict the powers and duties of any officer.

                                    ARTICLE V

                             EXECUTION OF CONTRACTS

         All contracts of the Corporation shall be executed on behalf of the Corporation by (i) any one of the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, an Executive Vice President, a Senior Vice President, or another Vice President,
(ii) such other officer or employee of the Corporation authorized in writing by the Chairman of the Board and the President, or either one of such officers together with a Senior Vice President, with such limitations or restrictions on such authority as they deem appropriate, or (iii) such other person as may be authorized by the Board of Directors, and, if required, the seal of the Corporation shall be thereto affixed and attested by the Secretary or an Assistant Secretary.


                                   ARTICLE VI

                                  CAPITAL STOCK

         SECTION 1. The certificates for shares of the capital stock of the Corporation shall be in such form, in conformity with the Business Corporation Law, as shall be approved by the Board of Directors. All stock certificates shall be signed by the Chairman of the Board, a Vice Chairman of the Board, the President an Executive Vice President, a Senior Vice President or another Vice President, and also by the Secretary or the Treasurer, and sealed with the seal of the Corporation or a facsimile thereof; provided, however, that upon certificates countersigned by a transfer agent or registered by a registrar, the signatures of such officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer at the date of issuance of such certificate.

         SECTION 2. Shares of the capital stock of the Corporation shall be transferable only on the books of the Corporation by the holder thereof in person, or by his attorney, upon surrender and cancellation of certificates for a like number of shares. The Board of Directors may, from time to time, make proper provisions for the issuance of new certificates in place of lost or destroyed certificates.

         SECTION 3. The Board of Directors shall have power and authority to make all such rules and regulations as may be deemed expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation; and the Board of Directors may appoint one or more transfer agents and one or more registrars and may require all stock certificates to bear the signatures of a transfer agent and of a registrar.

         SECTION 4. For the purpose of determining the shareholders entitled to receive payment of any dividend or the allotment of any rights, the Board of Directors may fix, in


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
advance, a date as the record date for such determination of shareholders. Such date shall not be more than 60 days prior to the date of any such payment or allotment.


                                   ARTICLE VII

                                 CORPORATE SEAL

         The Board of Directors shall provide a suitable seal containing the name of the Corporation and the year of incorporation, which seal shall be in the charge of the Secretary.


                                  ARTICLE VIII

                                   FISCAL YEAR

         The fiscal year of the Corporation shall end on the Saturday closest to the last day in January of each year.


                                   ARTICLE IX

                          INDEMNIFICATION OF DIRECTORS,
                               OFFICERS AND OTHERS

         SECTION 1. The Corporation shall, to the fullest extent permitted by applicable law, indemnify any person who is or was made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by, or in the right of, the Corporation to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation is serving or served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator or intestate, is or was a director or officer of the Corporation, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and expenses (including attorneys' fees, costs and charges) incurred as a result of such action or proceeding, or appeal therein; provided, however, that no indemnification shall be provided to any such person who is a director or officer of the Corporation if a judgment or other final adjudication adverse to such director or officer establishes that (a) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (b) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

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         SECTION 2. The Corporation may indemnify any person (including a person entitled to indemnification pursuant to Section 1) to whom the Corporation is permitted to provide indemnification or the advancement of expenses to the fullest extent permitted by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Business Corporation Law or other rights created by (a) a resolution of shareholders, (b) a resolution of directors, or (c) an agreement providing for such indemnification, it being expressly intended that this Article IX authorizes the creation of other rights in any such manner.

         SECTION 3. The Corporation shall, from time to time, reimburse or advance to any person referred to in Section 1 the funds necessary for payment of expenses incurred in connection with any action or proceeding referred to in
Section 1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that (a) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (b) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

         SECTION 4. Without limitation of any indemnification provided by
Section 1, any director or officer of the Corporation serving (a) another corporation, partnership, joint venture or trust of which 20 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Corporation, or (b) any employee benefit plan of the Corporation or any entity referred to in clause (a), in any capacity shall be deemed to be doing so at the request of the Corporation.

         SECTION 5. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this
Article IX may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

         SECTION 6. The right to be indemnified or to the reimbursement or advancement of expenses pursuant to Sections 1 or 3 of this Article IX or a resolution authorized pursuant to Section 2 of this Article IX (a) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof (or of any such resolution) were set forth in a separate written contract between the Corporation and such person, (b) is intended to be retroactive and shall, to the extent permitted by law, be available with respect to events occurring prior to the adoption hereof, and (c) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto. The Corporation shall not be obligated under this Article IX (including any resolution or agreement authorized by Section 2 of this Article IX) to make any payment hereunder (or under any such resolution or agreement) to the extent the person seeking indemnification hereunder (or under any such resolution or agreement) has actually received payment (under any insurance policy, resolution, agreement or otherwise) of the amounts otherwise indemnifiable hereunder (or under any such resolution or agreement).

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         SECTION 7. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant to Sections 1 or 3 of this Article IX is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification of, or reimbursement or advancement of expenses to, the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.


                                    ARTICLE X

                                   AMENDMENTS

         These By-laws may be amended or repealed, and any new By-law may be adopted, by vote of a majority of the entire Board of Directors at any meeting, provided written notice of the proposed amendment or repeal, or new By-law, shall have been given to each director before the meeting. Notwithstanding the foregoing sentence, the Board of Directors may not amend or repeal any By-law adopted by the shareholders. Any By-law adopted by the Board of Directors may be amended or repealed by the shareholders at any annual meeting or at any special meeting, provided notice of the proposed amendment or repeal be included in the notice of meeting.

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